UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00204

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2010

Date of reporting period: January 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Small/Mid Cap Growth Fund

January 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 16, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid-Cap Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies.

For these purposes, “small- and mid-cap companies” are those that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500 Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500 Growth Index. Because the Fund’s definition of small- and mid-cap companies is dynamic, the limits on capitalization will change with the markets. The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. Normally, the Fund invests in approximately 60-120 stocks broadly diversified by sector.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

Investment Results

The table on page 5 shows the Fund’s performance compared with the benchmark, the Russell 2500 Growth Index for the six- and 12-month periods ended January 31, 2010.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six-month period. Stock selection was strongest within the consumer, industrial and energy sectors, which more than offset unfavorable stock selection within the financial, technology and health care sectors. In addition to strong stock selection, performance in the consumer, industrial and energy sectors benefited from their exposure to improving prospects amid better economic growth. In terms of sector exposure, the Fund’s overweight in media within the consumer sector was a strong contributor to both absolute and relative returns.

The Fund’s Class A shares without sales charges underperformed the benchmark for the 12-month period. This period was marked by dramatic shifts in investor sentiment and the Fund performed well during periods when traditional growth factors added

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	1

value—an important element of the Fund’s Small/Mid-Cap Growth Investment Team’s (the “Team’s”) investment discipline. During much of the 12-month period, however, the strongest performance accrued to lower-quality and more speculative shares which are not the focus of the Team’s investment process. Despite very strong absolute returns, the Fund’s underexposure to lower quality and more speculative stocks undermined relative returns during the period.

Stock selection accounted for the majority of the performance shortfall in the 12-month period as strong stock selection in the industrial, consumer, energy and technology sectors were more than offset by weak stock selection in the health care and financial sectors. Although sector allocation was a modest drag, the Fund’s overweights in the media consumer subsector and semiconductors and semi-capital equipment technology subsector were meaningful contributors to both absolute and relative performance. The Fund’s modest cash position—given the strong absolute performance in the 12-month period—was a drag on performance.

Market Review and Investment Strategy

During the six-month period ending January 31, 2010 the Team’s bottom-up stock selection continued to emphasize investments in companies positioned to outgrow consensus expectations. Compared to earlier in calendar year 2009, the mix of companies shifted toward firms whose earnings prospects would disproportionately benefit from continued improvement in economic activity. As always, this is a not a top-down decision but rather a function of the Team’s bottom-up stock selection process. Relative to earlier in 2009, the Fund’s large overweight in consumer/commercial services stocks was reduced to only modestly overweight by the end of the reporting period. Conversely, underweights in the technology and health care sectors were eliminated and are now overweight. Additionally, the small overweight in energy has been increased modestly. As of January 31, 2010, the Fund continued to be underweight in the financial sector.

The 12-month period ended January 31, 2010, was transitional for capital markets as investors worked to assess the timing and pace of economic recovery. Market sentiment fluctuated wildly as investors flipped from fleeing risk at any price to embracing stocks previously considered high-risk. 2009 started with a continuation of the negative tone that was pervasive throughout most of 2008, but then stocks rallied sharply as investors increasingly gained confidence that the worst of the crisis was past and economic recovery was under way.

Bolstered by a more than 80% surge off the March lows, the Russell 2500 Growth Index finished the 12-month period ended January 31, 2010 up a strong 44.51%, nicely ahead of the S&P 500 Stock Index’s 33.14% advance.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Consistent with prior early-recovery rallies, smaller capitalization stocks led performance. Also consistent with prior early-recovery rallies, the smaller, more speculative stocks within the Fund’s benchmark were the 12-month period’s strongest performers.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2500 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Growth Index represents the growth components of the Russell 2500 Index, which comprises the smallest 2,500 stocks in the Russell 3000 Index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Please note, mid-cap stocks may have limited marketability and may be subject to more abrupt or erratic market movements than large-cap stocks. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency-denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Growth Fund* Class A	10.21%	42.86%

Class B†	9.82%	40.99%

Class C	9.79%	41.44%

Advisor Class‡	10.42%	42.76%

Class R‡	10.08%	42.25%

Class K‡	10.21%	42.86%

Class I‡	10.85%	43.49%

Russell 2500 Growth Index	10.05%	44.51%

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 1.18% and 1.24% for the six- and 12-month periods ended January 31, 2010, respectively.

† Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	42.86%	36.67%
5 Years	-1.60%	-2.45%
10 Years	-1.73%	-2.15%

Class B Shares
1 Year	40.99%	36.99%
5 Years	-2.47%	-2.47%
10 Years(a)	-2.40%	-2.40%

Class C Shares
1 Year	41.44%	40.44%
5 Years	-2.37%	-2.37%
10 Years	-2.54%	-2.54%

Advisor Class Shares†
1 Year	42.76%	42.76%
5 Years	-1.37%	-1.37%
10 Years	-1.51%	-1.51%

Class R Shares†
1 Year	42.25%	42.25%
Since Inception*	-1.75%	-1.75%

Class K Shares†
1 Year	42.86%	42.86%
Since Inception*	-1.49%	-1.49%

Class I Shares†
1 Year	43.49%	43.49%
Since Inception*	-1.10%	-1.10%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.38%, 2.30%, 2.20%, 1.15%, 1.63%, 1.30% and 0.93% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K, and Class I is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2009)
SEC Returns

Class A Shares
1 Year	40.78%
5 Years	-2.60%
10 Years	-2.16%

Class B Shares
1 Year	41.41%
5 Years	-2.57%
10 Years(a)	-2.39%

Class C Shares
1 Year	44.41%
5 Years	-2.53%
10 Years	-2.55%

Advisor Class Shares†
1 Year	47.06%
5 Years	-1.52%
10 Years	-1.51%

Class R Shares†
1 Year	46.42%
Since Inception*	-0.56%

Class K Shares†
1 Year	46.96%
Since Inception*	-0.30%

Class I Shares†
1 Year	47.51%
Since Inception*	0.07%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K, and Class I is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2009		Ending Account Value January 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,102.15	$1,018.45	$7.10	$6.82
Class B	$1,000	$1,000	$1,098.25	$1,014.01	$11.74	$11.27
Class C	$1,000	$1,000	$1,097.90	$1,014.37	$11.37	$10.92
Advisor Class	$1,000	$1,000	$1,104.17	$1,019.61	$5.89	$5.65
Class R	$1,000	$1,000	$1,100.82	$1,017.04	$8.58	$8.24
Class K	$1,000	$1,000	$1,102.15	$1,018.60	$6.94	$6.67
Class I	$1,000	$1,000	$1,108.46	$1,020.62	$4.84	$4.63
*	Expenses are equal to the classes' annualized expense ratios of 1.34%, 2.22%, 2.15%, 1.11%, 1.62%, 1.31% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $383.4

TEN LARGEST HOLDINGS**

January 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Tempur-Pedic International, Inc.	$7,947,377	2.1%
Dollar Tree, Inc.	7,640,936	2.0
VistaPrint NV	7,487,977	2.0
CyberSource Corp.	7,291,664	1.9
HMS Holdings Corp.	6,303,582	1.6
Emergency Medical Services Corp.	6,301,200	1.6
NetFlix, Inc.	6,175,200	1.6
Strayer Education, Inc.	6,046,398	1.6
Red Hat, Inc.	6,000,377	1.6
LKQ Corp.	5,913,750	1.5
	$67,108,461	17.5%

*	All data are as of January 31, 2010. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme. The Russell sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.7%
Consumer Discretionary – 23.3%
Advertising Agencies – 2.8%
Lamar Advertising Co. – Class A(a)	165,600	$4,736,160
National CineMedia, Inc.	394,770	5,913,654

		10,649,814

Auto Parts – 1.5%
LKQ Corp.(a)	315,400	5,913,750

Casinos & Gambling – 0.6%
WMS Industries, Inc.(a)	66,400	2,462,112

Diversified Retail – 2.0%
Dollar Tree, Inc.(a)	154,300	7,640,936

Education Services – 1.6%
Strayer Education, Inc.	29,100	6,046,398

Hotel/Motel – 1.2%
Orient-Express Hotels Ltd. – Class A(a)	476,900	4,654,544

Household Furnishings – 2.1%
Tempur-Pedic International, Inc.(a)	319,300	7,947,377

Printing & Copying Services – 2.0%
VistaPrint NV(a)	133,690	7,487,977

Restaurants – 2.0%
Chipotle Mexican Grill, Inc. – Class A(a)	36,100	3,482,206
Panera Bread Co. – Class A(a)	60,500	4,320,910

		7,803,116

Specialty Retail – 5.0%
Carmax, Inc.(a)	194,600	4,014,598
Dick’s Sporting Goods, Inc.(a)	257,400	5,758,038
NetFlix, Inc.(a)	99,200	6,175,200
Williams-Sonoma, Inc.	169,700	3,220,906

		19,168,742

Textiles, Apparel & Shoes – 2.5%
Carter’s, Inc.(a)	204,700	5,293,542
J Crew Group, Inc.(a)	106,000	4,156,260

		9,449,802

		89,224,568

Health Care – 19.9%
Biotechnology – 5.5%
Alexion Pharmaceuticals, Inc.(a)	107,300	4,975,501
Dendreon Corp.(a)	127,500	3,531,750
Human Genome Sciences, Inc.(a)	149,100	3,946,677
Medivation, Inc.(a)	46,100	1,534,669
Onyx Pharmaceuticals, Inc.(a)	106,600	3,065,816

10	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Regeneron Pharmaceuticals, Inc.(a)	89,700	$2,391,402
Seattle Genetics, Inc.(a)	137,000	1,413,840

		20,859,655

Health Care Management Services – 1.0%
Magellan Health Services, Inc.(a)	98,900	3,904,572

Health Care Services – 3.8%
athenahealth, Inc.(a)	52,500	2,065,350
Emergency Medical Services Corp.(a)	120,000	6,301,200
HMS Holdings Corp.(a)	139,800	6,303,582

		14,670,132

Medical & Dental Instruments & Supplies – 2.9%
Edwards Lifesciences Corp.(a)	46,600	4,176,292
NuVasive, Inc.(a)	81,900	2,260,440
Resmed, Inc.(a)	90,500	4,628,170

		11,064,902

Medical Equipment – 2.2%
Illumina, Inc.(a)	121,700	4,465,173
Masimo Corp.(a)	140,400	3,897,504

		8,362,677

Pharmaceuticals – 4.5%
Medicis Pharmaceutical Corp.	199,300	4,605,823
Qiagen NV(a)	245,700	5,346,432
United Therapeutics Corp.(a)	77,500	4,616,675
Vertex Pharmaceuticals, Inc.(a)	72,400	2,780,160

		17,349,090

		76,211,028

Technology – 19.0%
Communications Technology – 0.9%
Riverbed Technology, Inc.(a)	151,600	3,398,872

Computer Services Software & Systems – 7.6%
Blue Coat Systems, Inc.(a)	217,300	5,356,445
Concur Technologies, Inc.(a)	12,600	499,590
F5 Networks, Inc.(a)	107,800	5,328,554
Red Hat, Inc.(a)	220,440	6,000,377
Solarwinds, Inc.(a)	182,800	3,551,804
Sybase, Inc.(a)	71,700	2,916,039
TIBCO Software, Inc.(a)	624,500	5,595,520

		29,248,329

Production Technology Equipment – 1.6%
Teradyne, Inc.(a)	428,500	4,002,190
Veeco Instruments, Inc.(a)	64,100	2,039,662

		6,041,852

Semiconductors & Component – 7.8%
Atheros Communications, Inc.(a)	121,600	3,899,712
Fairchild Semiconductor International, Inc. – Class A(a)	621,300	5,579,274
Hittite Microwave Corp.(a)	88,600	3,294,148
Micron Technology, Inc.(a)	598,200	5,216,304

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

ON Semiconductor Corp.(a)	746,200	$5,380,102
RF Micro Devices(a)	676,700	2,605,295
Skyworks Solutions, Inc.(a)	320,100	4,062,069

		30,036,904

Telecommunications Equipment – 1.1%
SBA Communications Corp. – Class A(a)	128,500	4,252,065

		72,978,022

Producer Durables – 14.0%
Commercial Services – 1.0%
Resources Connection, Inc.(a)	209,000	3,732,740

Machinery: Industrial – 2.1%
Actuant Corp. – Class A	224,300	3,761,511
Joy Global, Inc.	95,500	4,368,170

		8,129,681

Machinery: Specialty – 1.5%
Bucyrus International, Inc. – Class A	112,600	5,897,988

Machinery: Tools – 1.2%
Lincoln Electric Holdings, Inc.	94,600	4,619,318

Railroads – 1.8%
Genesee & Wyoming, Inc. – Class A(a)	99,500	2,932,265
RailAmerica, Inc.(a)	310,200	3,920,928

		6,853,193

Scientific Instruments: Control & Filter – 1.1%
IDEX Corp.	141,100	3,981,842

Scientific Instruments: Electrical – 2.7%
Ametek, Inc.	157,000	5,721,080
Baldor Electric Co.	184,350	4,549,758

		10,270,838

Shipping – 0.8%
Kirby Corp.(a)	94,200	3,055,848

Transportation Misc – 1.0%
Expeditors International of Washington, Inc.	114,000	3,887,400

Truckers – 0.8%
Knight Transportation, Inc.	176,900	3,201,890

		53,630,738

Financial Services – 10.1%
Asset Management & Custodian – 1.1%
Affiliated Managers Group, Inc.(a)	68,900	4,173,273

Banks: Diversified – 0.7%
PrivateBancorp, Inc.	195,100	2,653,360

Banks: Savings, Thrift & Mortgage Lending – 1.2%
People's United Financial, Inc.	283,100	4,577,727

12	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 4.0%
Greenhill & Co., Inc.	63,900	$4,971,420
Lazard Ltd. – Class A	151,700	5,846,518
Stifel Financial Corp.(a)	87,700	4,586,710

		15,404,648

Financial Data & Systems – 3.1%
Alliance Data Systems Corp.(a)	78,300	4,655,718
CyberSource Corp.(a)	403,300	7,291,664

		11,947,382

		38,756,390

Energy – 6.4%
Oil Well Equipment & Services – 4.0%
Complete Production Services, Inc.(a)	331,600	4,154,948
FMC Technologies, Inc.(a)	78,500	4,173,845
Oceaneering International, Inc.(a)	51,700	2,827,990
Superior Energy Services, Inc.(a)	180,900	4,155,273

		15,312,056

Oil: Crude Producers – 2.4%
Cabot Oil & Gas Corp.	98,400	3,765,768
Concho Resources, Inc./Midland TX(a)	61,000	2,737,070
Newfield Exploration Co.(a)	60,100	2,941,294

		9,444,132

		24,756,188

Materials & Processing – 4.5%
Building Materials – 0.8%
Simpson Manufacturing Co., Inc.	120,700	2,976,462

Chemicals: Diversified – 1.9%
Airgas, Inc.	85,200	3,600,552
Solutia, Inc.(a)	280,700	3,859,625

		7,460,177

Diversified Materials & Processing – 0.9%
Hexcel Corp.(a)	312,700	3,439,700

Metal Fabricating – 0.9%
Valmont Industries, Inc.	46,700	3,243,782

		17,120,121

Consumer Staples – 1.3%
Beverage: Soft Drinks – 1.3%
Green Mountain Coffee Roasters, Inc.(a)	60,300	5,114,646

Utilities – 1.2%
Utilities: Telecommunications – 1.2%
tw telecom, Inc.(a)	289,300	4,458,113

Total Common Stocks (cost $307,974,684)		382,249,814

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $809,876)	809,876	$809,876

Total Investments – 99.9% (cost $308,784,560)		383,059,690
Other assets less liabilities – 0.1%		317,406

Net Assets – 100.0%		$383,377,096

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $307,974,684)	$382,249,814
Affiliated issuers (cost $809,876)	809,876
Receivable for investment securities sold	9,093,544
Receivable for capital stock sold	285,720
Dividends receivable	83,079

Total assets	392,522,033

Liabilities
Payable for investment securities purchased	7,802,414
Payable for capital stock redeemed	759,761
Management fee payable	262,135
Distribution fee payable	88,076
Transfer Agent fee payable	59,184
Administrative fee payable	30,963
Accrued expenses	142,404

Total liabilities	9,144,937

Net Assets	$383,377,096

Composition of Net Assets
Capital stock, at par	$947,942
Additional paid-in capital	549,530,451
Accumulated net investment loss	(1,907,413)
Accumulated net realized loss on investment transactions	(239,469,014)
Net unrealized appreciation on investments	74,275,130

$383,377,096

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$327,123,095	79,821,400	$4.10	*

B	$9,961,590	3,179,728	$3.13

C	$9,976,319	3,178,432	$3.14

Advisor	$28,998,104	6,841,405	$4.24

R	$2,021,956	500,797	$4.04

K	$1,427,706	348,294	$4.10

I	$3,868,326	924,124	$4.19

*	The maximum offering price per share for Class A shares was $4.28 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2010 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$842,844
Affiliated issuers	2,327	$845,171

Expenses
Management fee (see Note B)	1,512,789
Distribution fee—Class A	393,545
Distribution fee—Class B	54,460
Distribution fee—Class C	51,172
Distribution fee—Class R	5,031
Distribution fee—Class K	1,681
Transfer agency—Class A	385,257
Transfer agency—Class B	17,996
Transfer agency—Class C	13,489
Transfer agency—Advisor Class	34,144
Transfer agency—Class R	2,300
Transfer agency—Class K	1,177
Transfer agency—Class I	641
Custodian	73,000
Administrative	50,802
Registration fees	46,552
Printing	33,150
Directors’ fees	25,664
Audit	21,016
Legal	18,658
Miscellaneous	10,060

Total expenses		2,752,584

Net investment loss		(1,907,413)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		41,524,575 (a)
Net change in unrealized appreciation/depreciation of investments		(561,590)

Net gain on investment transactions		40,962,985

Net Increase in Net Assets from Operations		$39,055,572

(a)	Includes class action settlement proceeds of $4,796,407.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,907,413)		$(3,515,970)
Net realized gain (loss) on investment transactions	41,524,575		(238,999,822)
Net change in unrealized appreciation/depreciation of investments	(561,590)		109,518,748
Contributions from Manager (see Note B)	– 0	–	562

Net increase (decrease) in net assets from operations	39,055,572		(132,996,482)
Capital Stock Transactions
Net decrease	(34,155,908)		(50,019,886)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	1,140,953

Total increase (decrease)	4,899,664		(181,875,415)
Net Assets
Beginning of period	378,477,432		560,352,847

End of period (including accumulated net investment loss of ($1,907,413) and $0, respectively)	$383,377,096		$378,477,432

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Growth Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

18	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Manager”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	19

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$382,249,814	$—	$—	$382,249,814
Short-Term Investments	809,876	—	—	809,876

Total Investments in Securities	383,059,690	—	—	383,059,690
Other Financial Instruments*	—	—	—	—

Total	$383,059,690	$—	$—	$383,059,690

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

20	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	21

Notes to Financial Statements

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

During the year ended July 31, 2009, the Manager reimbursed the Fund $562 for trading losses incurred due to a trade entry error.

Pursuant to the management agreement, the Fund may reimburse the Manager for certain legal and accounting services provided to the Fund by the Manager. For the six months ended January 31, 2010, such fee amounted to $50,802.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $329,754 for the six months ended January 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,812 from the sale of Class A shares and received $1,021, $1,929 and $135 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2010 is as follows:

Market Value July 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2010 (000)	Dividend Income (000)
$ 8,787	$70,289	$78,266	$810	$2

Brokerage commissions paid on investment transactions for the six months ended January 31, 2010 amounted to $416,318, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Manager.

22	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .23% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,638, $46,262, $65,411 and $12,765 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$202,303,765		$227,158,625
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$80,930,448
Gross unrealized depreciation	(6,655,318)

Net unrealized appreciation	$74,275,130

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	23

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivative transactions for the six months ended January 31, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31, 2009	Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31, 2009

Class A
Shares sold	1,492,557	3,527,224	$6,094,594	$11,820,349

Shares converted from Class B	196,451	713,730	795,826	2,460,768

Shares redeemed	(8,137,491)	(15,054,229)	(33,362,880)	(50,866,791)

Net decrease	(6,448,483)	(10,813,275)	$(26,472,460)	$(36,585,674)

Class B
Shares sold	98,956	306,612	$309,137	$766,903

Shares converted to Class A	(256,581)	(924,815)	(795,826)	(2,460,768)

Shares redeemed	(339,705)	(1,302,000)	(1,060,688)	(3,356,362)

Net decrease	(497,330)	(1,920,203)	$(1,547,377)	$(5,050,227)

24	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31, 2009	Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31, 2009

Class C
Shares sold	294,196	912,698	$923,837	$2,302,396

Shares redeemed	(483,074)	(1,372,922)	(1,506,070)	(3,490,053)

Net decrease	(188,878)	(460,224)	$(582,233)	$(1,187,657)

Advisor Class
Shares sold	355,005	1,619,389	$1,493,658	$5,577,182

Shares redeemed	(1,031,372)	(3,362,363)	(4,318,590)	(11,004,007)

Net decrease	(676,367)	(1,742,974)	$(2,824,932)	$(5,426,825)

Class R
Shares sold	162,439	193,458	$670,671	$601,679

Shares redeemed	(196,277)	(270,903)	(784,474)	(836,354)

Net decrease	(33,838)	(77,445)	$(113,803)	$(234,675)

Class K
Shares sold	196,232	169,181	$748,078	$528,101

Shares redeemed	(95,281)	(25,962)	(372,139)	(93,439)

Net increase	100,951	143,219	$375,939	$434,662

Class I
Shares sold	805,925	127,866	$3,234,900	$434,325

Shares redeemed	(1,476,539)	(799,529)	(6,225,942)	(2,403,815)

Net decrease	(670,614)	(671,663)	$(2,991,042)	$(1,969,490)

For the year ended July 31, 2009, the Fund received $1,140,953 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	25

Notes to Financial Statements

weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Manager, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending July 31, 2010 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended July 31, 2009 and July 31, 2008 were as follows:

	2009			2008
Distributions paid from:
Ordinary income	$	– 0	–	$5,782,111
Long-term capital gains		– 0	–	95,432,594

Total taxable distributions		– 0	–	101,214,705

Total distributions paid	$	– 0	–	$101,214,705

26	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(274,363,073)	(a)
Unrealized appreciation/(depreciation)	68,206,204	(b)

Total accumulated earnings/(deficit)	$(206,156,869)

(a)

On July 31, 2009, the Fund had a net capital loss carryover for federal income tax purposes of $243,702,835 of which $243,702,835 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2009, the Fund defers to August 1, 2009 post-October capital losses of $30,660,238.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and the tax treatment of partnerships.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Manager, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Manager (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Manager, including recovery of all fees paid to the Manager pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Manager and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Manager. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	27

Notes to Financial Statements

On April 21, 2006, the Manager and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Manager previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Manager believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,
			2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 3.72		$ 4.79		$ 6.22	$ 5.60		$ 6.45		$ 5.38

Income From Investment Operations
Net investment loss(a)	(.02)		(.03)		(.05)	(.05)		(.04)		(.05)
Net realized and unrealized gain (loss) on investment transactions	.40		(1.04)		(.52)	1.25		(.22)		1.12
Contributions from Manager	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.38		(1.07)		(.57)	1.20		(.26)		1.07

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.86)	(.58)		(.59)		– 0	–

Net asset value, end of period	$ 4.10		$ 3.72		$ 4.79	$ 6.22		$ 5.60		$ 6.45

Total Return
Total investment return based on net asset value(c)	10.21	%*	(22.34	)%*	(11.75)%*	21.76%		(5.32)%		19.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$327,123		$320,585		$465,189	$614,019		$593,870		$653,612
Ratio to average net assets of:
Expenses	1.34	%(d)	1.38%		1.23%	1.20	%(e)	1.23	%(f)	1.25%
Net investment loss	(.92	)%(d)	(.93)%		(.95)%	(.89)%		(.64	)%(f)	(.88)%
Portfolio turnover rate	52%		176%		129%	98%		135%		88%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,
			2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 2.85		$ 3.71		$ 5.04	$ 4.67		$ 5.51		$ 4.63

Income From Investment Operations
Net investment loss(a)	(.03)		(.05)		(.08)	(.09)		(.08)		(.09)
Net realized and unrealized gain (loss) on investment transactions	.31		(.81)		(.39)	1.04		(.17)		.97
Contributions from Manager	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.28		(.86)		(.47)	.95		(.25)		.88

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.86)	(.58)		(.59)		– 0	–

Net asset value, end of period	$ 3.13		$ 2.85		$ 3.71	$ 5.04		$ 4.67		$ 5.51

Total Return
Total investment return based on net asset value(c)	9.82	%*	(23.18	)%*	(12.60)%*	20.68%		(6.08)%		19.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,962		$10,493		$20,792	$35,734		$50,045		$70,236
Ratio to average net assets of:
Expenses	2.22	%(d)	2.30%		2.07%	2.04	%(e)	2.05	%(f)	2.07%
Net investment loss	(1.80	)%(d)	(1.86)%		(1.79)%	(1.72)%		(1.46	)%(f)	(1.71)%
Portfolio turnover rate	52%		176%		129%	98%		135%		88%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,
			2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 2.86		$ 3.72		$ 5.04	$ 4.66		$ 5.50		$ 4.62

Income From Investment Operations
Net investment loss(a)	(.03)		(.05)		(.08)	(.08)		(.08)		(.08)
Net realized and unrealized gain (loss) on investment transactions	.31		(.81)		(.38)	1.04		(.17)		.96
Contributions from Manager	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.28		(.86)		(.46)	.96		(.25)		.88

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.86)	(.58)		(.59)		– 0	–

Net asset value, end of period	$ 3.14		$ 2.86		$ 3.72	$ 5.04		$ 4.66		$ 5.50

Total Return
Total investment return based on net asset value(c)	9.79	%*	(23.12	)%*	(12.36)%*	20.94%		(6.11)%		19.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,976		$9,623		$14,221	$20,773		$26,701		$24,098
Ratio to average net assets of:
Expenses	2.15	%(d)	2.20%		2.03%	2.00	%(e)	2.01	%(f)	2.05%
Net investment loss	(1.73	)%(d)	(1.75)%		(1.75)%	(1.68)%		(1.44	)%(f)	(1.68)%
Portfolio turnover rate	52%		176%		129%	98%		135%		88%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,
			2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 3.84		$ 4.94		$ 6.38	$ 5.72		$ 6.56		$ 5.45

Income From Investment Operations
Net investment loss(a)	(.01)		(.02)		(.04)	(.04)		(.03)		(.04)
Net realized and unrealized gain (loss) on investment transactions	.41		(1.08)		(.54)	1.28		(.22)		1.15
Contributions from Manager	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.40		(1.10)		(.58)	1.24		(.25)		1.11

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.86)	(.58)		(.59)		– 0	–

Net asset value, end of period	$ 4.24		$ 3.84		$ 4.94	$ 6.38		$ 5.72		$ 6.56

Total Return
Total investment return based on net asset value(c)	10.42	%*	(22.27	)%*	(11.58)%*	22.03%		(5.05)%		20.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,998		$28,862		$45,739	$73,267		$70,832		$68,495
Ratio to average net assets of:
Expenses	1.11	%(d)	1.15%		1.00%	.97	%(e)	1.00	%(f)	1.04%
Net investment loss	(.69	)%(d)	(.71)%		(.72)%	(.66)%		(.42	)%(f)	(.64)%
Portfolio turnover rate	52%		176%		129%	98%		135%		88%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,							March 1, 2005(g) to July 31, 2005
			2009		2008	2007		2006

Net asset value, beginning of period	$ 3.67		$ 4.74		$ 6.18	$ 5.58		$ 6.45		$ 6.05

Income From Investment Operations
Net investment loss(a)	(.02)		(.04)		(.07)	(.08)		(.06)		(.02)
Net realized and unrealized gain (loss) on investment transactions	.39		(1.03)		(.51)	1.26		(.22)		.42
Contributions from Manager	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.37		(1.07)		(.58)	1.18		(.28)		.40

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.86)	(.58)		(.59)		– 0	–

Net asset value, end of period	$ 4.04		$ 3.67		$ 4.74	$ 6.18		$ 5.58		$ 6.45

Total Return
Total investment return based on net asset value(c)	10.08	%*	(22.57	)%*	(11.99)%*	21.48%		(5.64)%		6.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,022		$1,960		$2,900	$3,008		$1,974		$11
Ratio to average net assets of:
Expenses	1.62	%(d)	1.63%		1.46%	1.51	%(e)	1.54	%(f)	1.42	%(d)
Net investment loss	(1.20	)%(d)	(1.18)%		(1.19)%	(1.22)%		(1.08	)%(f)	(.86	)%(d)
Portfolio turnover rate	52%		176%		129%	98%		135%		88%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,							March 1, 2005(g) to July 31, 2005
			2009		2008	2007		2006

Net asset value, beginning of period	$ 3.72		$ 4.79		$ 6.22	$ 5.60		$ 6.45		$ 6.05

Income From Investment Operations
Net investment loss(a)	(.02)		(.03)		(.04)	(.06)		(.05)		(.01)
Net realized and unrealized gain (loss) on investment transactions	.40		(1.04)		(.53)	1.26		(.21)		.41
Contributions from Manager	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.38		(1.07)		(.57)	1.20		(.26)		.40

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.86)	(.58)		(.59)		– 0	–

Net asset value, end of period	$ 4.10		$ 3.72		$ 4.79	$ 6.22		$ 5.60		$ 6.45

Total Return
Total investment return based on net asset value(c)	10.21	%*	(22.34	)%*	(11.73)%*	21.78%		(5.32)%		6.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,428		$919		$499	$584		$298		$11
Ratio to average net assets of:
Expenses	1.31	%(d)	1.30%		1.17%	1.26	%(e)	1.25	%(f)	1.14	%(d)
Net investment loss	(.89	)%(d)	(.81)%		(.73)%	(.96)%		(.86	)%(f)	(.58	)%(d)
Portfolio turnover rate	52%		176%		129%	98%		135%		88%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,							March 1, 2005(g) to July 31, 2005
			2009		2008	2007		2006

Net asset value, beginning of period	$ 3.78		$ 4.86		$ 6.28	$ 5.63		$ 6.46		$ 6.05

Income From Investment Operations
Net investment loss(a)	(.01)		(.02)		(.03)	(.03)		(.02)		(.01)
Net realized and unrealized gain (loss) on investment transactions	.42		(1.06)		(.53)	1.26		(.22)		.42
Contributions from Manager	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.41		(1.08)		(.56)	1.23		(.24)		.41

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.86)	(.58)		(.59)		– 0	–

Net asset value, end of period	$ 4.19		$ 3.78		$ 4.86	$ 6.28		$ 5.63		$ 6.46

Total Return
Total investment return based on net asset value(c)	10.85	%*	(22.22	)%*	(11.44)%*	22.23%		(4.97)%		6.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,868		$6,035		$11,013	$11,307		$9,372		$11
Ratio to average net assets of:
Expenses	.91	%(d)	.93%		.84%	.84	%(e)	.87	%(f)	.92	%(d)
Net investment loss	(.49	)%(d)	(.49)%		(.57)%	(.54)%		(.25	)%(f)	(.35	)%(d)
Portfolio turnover rate	52%		176%		129%	98%		135%		88%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended July 31, 2007
Class A	1.19%
Class B	2.02%
Class C	1.98%
Advisor Class	.96%
Class R	1.50%
Class K	1.25%
Class I	.83%

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended January 31, 2010 and years ended July 31, 2009 and July 31, 2008 by 1.18%, 0.06% and 0.07%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Growth Investment Team. Ms. Lau and Messrs. Aronow, Kirpalani and Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	37

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Small/Mid Cap Growth Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 The fee schedule below, implemented in January 2004 in

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.
2	Prior to November 3, 2008, the Fund was known as Mid-Cap Growth Fund, Inc.
3	Future references to the Fund and the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.
4	The Fund’s fee schedule was not amended since its schedule has breakpoints that are lower than the fee schedules based on the NYAG-related master schedule.

38	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fee[6]	Net Assets 02/28/09 ($MIL)	Fund
Other	75 bp on 1st $500 million 65 bp on next $500 million 55 bp on the balance	$275.7	Small/Mid Cap Growth Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $108,131 (0.02% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the Fund’s most recent semi-annual period:7

Fund	Total Expense Ratio As of (01/31/09)[8]		Fiscal Year End
Small/Mid Cap Growth Fund	Advisor	1.20%	July 31
	Class A	1.43%
	Class B	2.35%
	Class C	2.26%
	Class R	1.63%
	Class K	1.26%
	Class I	0.94%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel,

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.
6	The advisory fees of the Fund are based on the percent of the Fund’s net assets and are paid on a monthly basis.
7	Semi-annual total expense ratios are unaudited.
8	Annualized.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	39

auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Growth Fund	$275.7	U.S. SMID Cap Growth 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.623%	0.750%

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

40	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Growth Fund	0.750	0.768	4/16

Lipper also compared the Fund’s total expense ratios in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.
11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.
12	The contractual management fee rate would not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services
13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	41

assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Growth Fund	1.227	1.302	5/16	1.345	23/91

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.
15	Most recently completed fiscal year end Class A total expense ratio.

42	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $6,518, $1,818,650 and $36,580 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $786,811 in fees from the Fund.16

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $36,800 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	43

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
18	The Deli study was originally published in 2002 based on 1997 data.
19

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2009.22

Small-Mid Cap Growth Fund	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-45.44	-43.69	-41.88	10/16	87/110
3 year	-19.88	-14.84	-14.37	14/16	95/101
5 year	-7.92	-4.30	-3.81	14/15	84/88
10 year	-3.26	0.15	0.12	9/11	42/51

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.
21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.
22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	45

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Period Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small-Mid Cap Growth Fund, Inc.	-45.54	-19.88	-7.92	-3.26	9.31	24.98	-0.14	10
Russell 2500 Growth Index[26]	-40.14	-14.30	-4.23	-0.16	N/A	25.39	-0.01	10
Russell Mid-Cap Growth Index	-42.24	-14.80	-3.86	-0.94	N/A	N/A	N/A	N/A
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
24	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.
25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.
26	Prior to November 3, 2008, the Fund’s benchmark was Russell Mid-Cap Growth Index.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	47

AllianceBernstein Family of Funds

NOTES

48	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCG-0152-0110

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Small/Mid Cap Growth Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President
Date:	March 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date:	March 26, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 26, 2010

5